UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2011

TOWER PARK MARINA INVESTORS, L.P.,

A California Limited Partnership

(Exact name of registrant as specified in its charter)

California	17672	95-4137996
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

16633 Ventura Boulevard, 6th Floor

Encino, California 91436

(Address of principal executive offices)

(Registrant’s telephone number, including area code): (818) 907-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Breach of Partnership Agreement

From September 8, 2011 through September 30, 2011 the Principal Executive Officer of the Registrant, Michael M. Sachs, made transfers totaling $190,000 from the Registrant to an affiliate of Westrec Investors, Inc., its General Partner. An additional $138,000 was transferred from Registrant during October 2011. Michael M. Sachs is the sole shareholder of Westrec Investors Inc. As of the date of this Current Report, the amount of outstanding transfers is $328,000. These transfers have been characterized as a loan receivable from affiliates in the Registrant’s financial statement and are accruing interest at prime rate plus one percent, however, said transfers are in direct conflict with Section 13.3 of the Registrant’s Partnership Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: November 28, 2011

TOWER PARK MARINA INVESTORS, L.P. a California Limited Partnership

BY:	Westrec Investors, Inc.
General Partner

BY:	/s/ Mary Pastore
Mary Pastore Assistant Secretary